UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

TRUPANION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 4th Avenue S, Suite 400

Seattle, Washington 98108

(Address of principal executive offices, including zip code)

(855) 727 - 9079

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Trupanion, Inc. (the “Company”) held its 2024 Annual Meeting, at which the Company’s stockholders (i) elected the eight directors identified in the table below to the Board to serve until the Company’s annual meeting of stockholders in 2025 or until their successors are duly elected and qualified, (ii) approved the Trupanion 2024 Equity Incentive Plan, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (iv) approved the advisory vote on compensation for the Company’s named executive officers for fiscal year ended December 31, 2023. Set forth below are the final voting tallies for the Annual Meeting:

Proposal 1: Election of Directors	For	Against	Withheld	Broker Non-Votes
Darryl Rawlings	27,434,604	0	583,273	2,759,992
Max Brodén	27,776,800	0	241,077	2,759,992
Jacqueline “Jackie” Davidson	27,215,797	0	802,080	2,759,992
Paulette Dodson	27,119,964	0	897,913	2,759,992
Richard Enthoven	27,855,965	0	161,912	2,759,992
Murray Low	27,217,021	0	800,856	2,759,992
Elizabeth “Betsy” McLaughlin	27,211,996	0	805,881	2,759,992
Howard Rubin	27,116,835	0	901,042	2,759,992

Proposal 2: Approval of Trupanion 2024 Equity Incentive Plan	For	Against	Abstain	Broker Non-Votes
Approval of Trupanion 2024 Equity Incentive Plan	24,875,384	3,135,466	7,027	2,759,992

Proposal 3: Auditor Ratification	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024	27,736,794	3,030,416	10,659	n/a

Proposal 4: Advisory and Non-Binding “Say on Pay” Vote	For	Against	Abstain	Broker Non-Votes
Advisory and non-binding vote to approve the compensation for the Company’s named executive officers in 2023	26,769,789	1,007,331	240,757	2,759,992

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Fawwad Qureshi
Name: Fawwad Qureshi
Title: Chief Financial Officer

Date: June 7, 2024